EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ James R. Fitterling
James R. Fitterling

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ Ronald A. Klein
Ronald A. Klein

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ Richard M. Lievense
Richard M. Lievense

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 10, 2017	/s/ Barbara J. Mahone
Barbara J. Mahone

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ John E. Pelizzari
John E. Pelizzari

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ David T. Provost
David T. Provost

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ Larry D. Stauffer
Larry D. Stauffer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 4, 2017	/s/ Jeffrey L. Tate
Jeffrey L. Tate

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 8, 2017	/s/ Gary Torgow
Gary Torgow

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ Arthur A. Weiss
Arthur A. Weiss

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Dennis L. Klaeser, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to the Chemical Financial Corporation Stock Incentive Plan of 2017, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 2, 2017	/s/ Franklin C. Wheatlake
Franklin C. Wheatlake